UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2011
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders
(a) A special meeting of the shareholders of Rockville Financial, Inc. (the “Registrant”) was held on February 18, 2011.
(b) The Registrant’s shareholders approved the Plan of Conversion and Reorganization, as amended, as described in the proxy statement/prospectus dated December 30, 2010. The final voting results of the proposal are set forth below.

	Votes of stockholders, excluding	Votes of stockholders, including
	Rockville Financial MHC, Inc.	Rockville Financial MHC, Inc.
For	4,752,580	15,441,630
Against	72,740	72,740
Abstain	25,608	25,608
Broker Non-Votes	N/A	N/A

ITEM 8.01	Other Events
On February 25, 2011, the Registrant announced the results of Rockville Financial New, Inc.’s stock offering. A copy of the release is included as exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Number	Description
Exhibit 99.1	Press Release Dated February 25, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2011	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ John T. Lund
John T. Lund
Senior Vice President/ Chief Financial Officer

Exhibit Index

Number	Description
Exhibit 99.1	Press Release Dated February 25, 2011